October 1, 2007

Dreyfus Premier International Growth Fund

Supplement to Prospectus dated March 1, 2007

Effective August 8, 2007, the following information superseded and replaced any contrary information contained in the section of the fund’s Prospectus entitled “Management:”

William S. Patzer serves as the fund’s primary portfolio manager. Mr. Patzer, an employee of TBCAM, has been the lead portfolio manager of TBCAM’s Global Core Equity strategy since November 2006, and lead portfolio manager of TBCAM’s Emerging Markets Core Equity, International Core Equity and International Small Cap strategies since August 2007. Mr. Patzer is also a Research Analyst covering the health care sector for TBCAM since November 2005. Prior to joining TBCAM, Mr. Patzer served as a Senior Analyst with Goldman Sachs Asset Management covering the industrials, energy and materials sectors. Before joining Goldman Sachs Asset Management, Mr. Patzer was Co-Manager for the Global Value Fund and a Senior Fund Analyst at Merrill Lynch Investment Managers.

Remi J. Browne is no longer a portfolio manager for the fund.

The following information supplements the information contained in the section of the fund’s Prospectus entitled “Expenses:”

For the period from September 14, 2007 through September 13, 2008, The Dreyfus Corporation, the fund’s investment adviser, has agreed to waive receipt of 25% of the contractual management fee rate payable to it by the fund. This fee waiver will end on September 14, 2008, and on that date the fund’s contractual fee will again be in effect.